UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

NOVA BIOSOURCE FUELS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification Number)
of incorporation)

The Riviana Building, 2777 Allen Parkway, Suite 800, Houston, Texas 77019

(Address of Principal Executive Offices)

713-869-6682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a presentation anticipated to be delivered by an officer of Nova Biosource Fuels, Inc. at the Fourth Annual Ardour Capital Investments Energy Technology Conference on Thursday, October 19, 2006.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Presentation anticipated to be delivered by an officer of Nova Biosource Fuels, Inc. at the Fourth Annual Ardour Capital Investments Energy Technology Conference on Thursday, October 19, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA BIOSOURCE FUELS, INC.

By:	/s Kenneth T. Hern
Kenneth T. Hern
Chairman and Chief Executive Officer

Date: October 18, 2006

EXHIBIT INDEX

99.1	Presentation anticipated to be delivered by an officer of Nova Biosource Fuels, Inc. at the Fourth Annual Ardour Capital Investments Energy Technology Conference on Thursday, October 19, 2006.